ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 14, 2017

To the Statement of Additional Information (the “SAI”) dated May 1, 2017

Effective immediately, the SAI of the Funds is revised as follows:

•	On page 4 of the SAI, within the section entitled “INVESTMENT STRATEGIES AND RISKS,” the line item entitled “When-Issued and Delayed Delivery Securities” in the table summarizing investment techniques that may be employed by the Funds is deleted in its entirety and replaced with the following:

	Elfun Trusts	International Fund	Income Fund	Tax- Exempt Fund	Diversified Fund	Money Market Fund
When-Issued, Delayed Delivery and Forward Commitment Transactions	Yes	Yes	Yes	Yes	Yes	Yes

•	The sub-section entitled “When-Issued and Delayed-Delivery Securities” within the section entitled “INVESTMENT STRATEGIES AND RISKS” on page 10 of the SAI is deleted in its entirety and replaced with the following:

When-Issued, Delayed Delivery and Forward Commitment Transactions. To secure an advantageous price or yield, each Fund may purchase securities on a when-issued, delayed delivery, to-be-announced (“TBA”) or forward commitment basis and may sell securities on a forward commitment or delayed delivery basis. A Fund will enter into when-issued, delayed delivery, TBA or forward commitment transactions for the purpose of acquiring securities and not for the purpose of leverage.

When purchasing a security on a when-issued, delayed delivery, TBA or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. In general, a Fund does not pay for the securities until received and does not start earning interest or other income until the contractual settlement date. A Fund may take delivery of the securities or it may sell the securities before the settlement date.

At the time of delivery of the securities, the value may be more or less than the purchase or sale price. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, TBA or forward commitment purchases are outstanding, the purchases may result in a form of leverage and give rise to increased volatility of the Fund’s net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, delayed delivery, TBA or forward commitment transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Purchases of when-issued, delayed delivery, TBA or forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

Cash or other liquid assets in an amount equal to the amount of a Fund’s when-issued, delayed-delivery, TBA or forward commitment purchase obligations will be earmarked on the Fund’s books. There is no guarantee, however, that such earmarking will be successful in reducing or eliminating the leveraging effect of such transactions or the risks associated with leverage.

A TBA transaction involves a commitment to purchase securities sold for a fixed price where the underlying securities are announced at a future date. The seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. For this reason, in a TBA transaction, a Fund commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions. The purchaser in a TBA transaction generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser.

Each Fund may also enter into a forward commitment to sell securities it owns. The use of forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. In a forward sale, a Fund does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined. Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts.

Recently finalized rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) impose mandatory margin requirements for “Covered Agency Transactions,” which include TBA transactions, certain transactions in pass-through mortgage-backed securities or small-business administration-backed asset-backed securities and transactions in collateralized mortgage obligations, in each case where such transactions have delayed contractual settlement dates of a specified period. There are limited exceptions to these margin requirements. Covered Agency Transactions historically have not been required to be collateralized. The collateralization of Covered Agency Transactions is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of such transactions and impose added operational complexity.

•	The sub-section entitled “SSGA FM Investment Advisory and Shareholder Servicing Agreements” within the section entitled “MANAGEMENT OF THE FUNDS” on page 72 of the SAI is deleted in its entirety and replaced with the following:

SSGA FM Investment Advisory Agreement

As each Fund’s investment adviser, SSGA FM, subject to the supervision of each Fund’s Board, manages each Fund’s portfolio in accordance with its investment objective(s) and stated policies, makes investment decisions for the Fund and places purchase and sales orders for the Fund’s portfolio transactions.

•	The third paragraph of the sub-section entitled “Redemption of Shares – By Telephone” within the section entitled “PURCHASE, REDEMPTION AND EXCHANGE OF SHARES” on page 82 of the SAI is deleted in its entirety and replaced with the following:

Telephonic redemption requests may be difficult to implement in times of drastic economic or market changes. In the event shareholders of a Fund are unable to contact the Fund by telephone, shareholders should write to the Fund at its address set forth on the cover of the Funds’ Prospectus or access the Funds’ website at www.ssga.com/geam and select Elfun Investor/GE Employee. Telephone privileges may be suspended for a particular account upon notice or if the Fund reasonably believes the caller or accountholder does not have legal capacity to effect transactions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE